                                                                  EXHIBIT 10.17


                         iBEAM BROADCASTING CORPORATION

                      RESTRICTED STOCK PURCHASE AGREEMENT


     This Restricted Stock Purchase Agreement (the "Agreement") is made as of the 25th day of January, 2000 by and between iBEAM Broadcasting Corporation, a Delaware corporation (the "Company"), and Frederic Seegal (the "Purchaser").

                                    RECITALS
                                    --------

     WHEREAS, Mr. Seegal and the Company have entered into a Consulting Agreement of even date herewith, pursuant to which Mr. Seegal will provide consulting services to Company from time to time as reasonably requested by the Company;

     NOW, THEREFORE, In consideration of the mutual covenants and representations herein set forth, the Company and Purchaser agree as follows:

     1. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser, and Purchaser agrees to purchase from the Company, 660,000 shares of the Company's Common Stock (the "Shares") at a per share price of $6.66 (the "Purchase Price") for an aggregate purchase price of $4,395,600 (the "Aggregate Purchase Price").

     2. Payment of the Purchase Price at the Closing. The purchase and sale of the Shares shall occur at a closing (the "Closing") to be held as of January 25, 2000. At the Closing, Purchaser shall pay the Aggregate Purchase Price by
(a) delivering the promissory note (the "Note") in the form attached hereto as Exhibit A, in the amount of $1,999,998, together with the execution and delivery by the Purchaser of the Security Agreement attached hereto as Exhibit B and (b) delivering cash by check or wire transfer in the amount of $2,395,602. The Company will, promptly after payment of the Aggregate Purchase Price, issue a stock certificate representing the Shares registered in the name of the Purchaser.

     3.  Repurchase Option.

         (a) In the event that Purchaser's Continuous Status as a Service Provider (as defined below) terminates for any or no reason, including resignation, involuntary termination, death or Disability (as defined below) (collectively, a "Termination"), the Company shall upon the date of such Termination (as reasonably fixed and determined by the Company) (the "Termination Date") have an irrevocable right (the "Repurchase Option") to repurchase all or a portion of the Unvested Shares (as defined in Section 4 below) at the Purchase Price per Unvested Share (subject to adjustment as set forth in Section 11 hereof) (the "Repurchase Price").

         (b) The Repurchase Option shall be exercisable by the Company within thirty (30) days following the Termination Date by delivering or mailing to Purchaser or Purchaser's executor (i) written notice in the manner provided for in Section 14 hereof, and (ii) a check and/or cancellation of the Note in the amount of the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price as described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

         (c) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, or their respective stockholders from removing or otherwise terminating Purchaser's service provider relationship with the Company.

         (d) The Company may assign its rights and delegate its duties under this Agreement, including the Repurchase Option. Accordingly, whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's Repurchase Option under this Agreement.

         (e) "Continuous Status as a Service Provider" means that the Purchaser's relationship with the Company or any subsidiary of the Company as a service provider is not interrupted or terminated. Continuous Status as a Service Provider shall not be considered interrupted in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Service as a director of the Company without a contemporaneous services relationship shall not be sufficient to maintain Purchaser's Continuous Status as a Service Provider.

     4. Release of Shares From Repurchase Option. As of January 25, 2000 (the "Vesting Commencement Date"), all of the Shares shall be Unvested Shares. Six forty-eighth (6/48th) of the Shares shall become Vested Shares six (6) months after the Vesting Commencement Date and one forty-eighth (1/48th) of the Unvested Shares shall become Vested Shares each month thereafter, provided in each case that the Purchaser's Continuous Status as a Service Provider has not terminated for any reason or for no reason prior to the date of any such release.

     5. Company's Right of First Refusal. Before any Shares held by Purchaser or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

         (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

         (b)  Exercise of Right of First Refusal. At any time within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

         (c) Purchase Price. The purchase price for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

         (d) Payment. Payment of the purchase price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

         (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

         (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

         (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     6. Representations of Purchaser. In connection with the Purchaser's purchase of the Shares, Purchaser hereby represents and warrants to the Company as follows:

         (a) Investment Intent; Capacity to Protect Interests. The Purchaser is purchasing the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for the Purchaser's account only, and neither in whole or in part for any other person. The Purchaser either has a pre-existing business or personal relationship with the Company or one or more of its officers, directors or controlling persons or by reason of the Purchaser's business or financial experience or the business or financial experience of the Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the Purchaser's own interests in connection with this transaction.

         (b)  Residence. The Purchaser's principal residence is New York.

         (c) Information Concerning Company. The Purchaser is knowledgeable about the Company's plans, operations and financial condition, knows that the Company is a highly speculative business and has heretofore received all such information as the Purchaser has deemed necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Shares, and the Purchaser has satisfactory and complete information concerning the business and financial condition of the Company.

         (d) Economic Risk. The Purchaser realizes that the purchase of the Shares will be a highly speculative investment and involves a high degree of risk, and the Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Purchaser's investment.

         (e) Restricted Securities. The Purchaser understands and acknowledges that:

              (i) The sale of the Shares has not been registered under the Securities Act, and the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available (such as Rule 144 or the resale provisions of Rule 701 under the Securities Act) and the Company is under no obligation to register the Shares;

              (ii) The Purchaser understands that the share certificate representing the Shares will be stamped with the legends specified in Section 9 hereof; and

              (iii) The Purchaser understands that the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

         (f) Disposition under the Securities Act. The Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities

Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Shares (unless Rule 701 promulgated under the Securities Act is available), and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions. The Purchaser further understands that the resale provisions of Rule 701, if available, will not apply until 90 days after the Company becomes subject to the reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). There can be no assurance that the requirements of Rule 144 or Rule 701 will be met, or that the stock will ever be saleable.

         (g) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees that he shall in no event make any disposition of all or any portion of the Shares unless and until:

              (i) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; (B) the resale provisions of Rule 701 or Rule 144 are available in the opinion of counsel to the Company; or
(C)(1) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) the Purchaser shall have furnished the Company with an opinion of the Purchaser's counsel to the effect that such disposition will not require registration of such Shares under the Securities Act, and (3) such opinion of the Purchaser's counsel shall have been concurred with by counsel for the Company and the Company shall have advised the Purchaser of such concurrence; and,

              (ii) Any transferee of the Shares agrees in writing to be bound by all terms of this Agreement, including the "market stand-off" provisions set forth in Section 10 hereof.

         (h) Valuation of Common Stock. The Purchaser understands that the Shares have been valued by the Board of Directors and that the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of their worth. The Purchaser understands, however, that the Company can give no assurances that such price is in fact the fair market value of the Shares.

              (i)  Section 83(b) Election.  The Purchaser understands that
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Unvested Shares pursuant to the Repurchase Option. The Purchaser understands that he may elect to be taxed at the time the Unvested Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Unvested Shares equals the amount paid for the Unvested Shares, the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit C hereto. The Purchaser understands that failure to make this filing timely will result in the recognition of ordinary income by the Purchaser, as the Repurchase Option lapses, on the difference between the purchase price and the fair market value of the Unvested Shares at the time such restrictions lapse.

     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     7. Rights as Stockholder. Subject to the terms and conditions of this Agreement, the Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that the Purchaser delivers full payment for the Shares until such time as the Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Repurchase Option hereunder. Upon such exercise or disposition, the Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and the Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     8. Escrow. As security for the faithful performance of this Agreement, the Purchaser agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of Exhibit D attached hereto, executed by the Purchaser and by the Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or its designee ("Escrow Agent"); said documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and the Purchaser set forth in Exhibit E attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent after the Closing.

     9.  Restrictive Legends and Stop-Transfer Orders.

         (a) Legends. The Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by other agreements and by state or federal securities laws:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER IS IN COMPLIANCE THEREWITH.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE AND A RIGHT OF FIRST

          REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AND A 180-DAY MARKET STANDOFF PROVISION, AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH MARKET STANDOFF PROVISION IS BINDING ON TRANSFEREES OF THESE SHARES.

          (b) Stop-Transfer Notices. The Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate stop transfer instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     10. Market Stand-off Agreement. The Purchaser hereby agrees, to the extent requested by the managing underwriters in the initial public offering of the Company's capital stock, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, make a distribution of, or otherwise reduce the economic risk of owning any capital stock of the Company held by or on behalf of the Purchaser or beneficially owned by the Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company's initial public offering. This restriction shall be binding on any transferee of shares from the Purchaser.

     11. Adjustment for Stock Split. All references to the number of Shares, the Purchase Price and the Repurchase Price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, combination, reclassification or the like applicable to the Shares which may be made by the Company after the date of this Agreement.

     12. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Purchaser and his or her heirs, executors, administrators, successors and assigns.

     13. Governing Law; Severability, Arbitration of Disputes. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable. Any dispute under this Agreement shall be resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association to be held in Palo Alto, California.

     14. Notices. Any notice, demand, offer or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service or (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses provided to the Company (which the Company agrees to disclose to the other parties upon request) or such other address as a party may request by notifying the other in writing.

     15. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     16. Entire Agreement. This Agreement and the Consulting Agreement dated this date constitute the entire agreement of the parties and supersedes in its entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof and thereof.

     17. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

     18. No Assurance of Service Provider Relationship. Nothing in this Agreement shall limit or restrict in any way the Company's ability or Purchaser's ability to terminate the Service Provider Relationship for any reason or no reason, with or without cause.

                           [Signature Page Follows]

     By the Purchaser's signature below, the Purchaser represents that the Purchaser hereby accepts this Agreement subject to all of the terms and provisions thereof. The Purchaser understands that Wilson Sonsini Goodrich & Rosati, P.C. is acting as counsel to the Company and not as counsel to the Purchaser. The Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of the Purchaser's own counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

THE PURCHASER                           iBEAM BROADCASTING
                                        a Delaware corporation

/s/ Fredric Seegal                      /s/ Peter Desnoes
----------------------------------      ----------------------------------
 Signature                               Signature of Authorized Signatory


 Frederic Seegal                        Peter Desnoes
----------------------------------      ----------------------------------
 Print Name                              Print Name and Title

 Address:



           [SIGNATURE PAGE TO RESTRICTED STOCK PURCHASE AGREEMENT]

                                  EXHIBIT A

                                     NOTE
                                     ----

$1,999,998.00                                         Sunnyvale, California

January 25, 2000

     FOR VALUE RECEIVED, Frederic Seegal promises to pay to iBEAM Broadcasting Corporation, a Delaware corporation (the "Company"), or order, at its principal office the principal sum of $1,999,998 together with interest on the unpaid principal hereof from the date hereof at the rate of six and one-half percent (6.5%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on the earlier of (i) January 25, 2004, (ii) from any proceeds from the sale of the Company's securities by the undersigned (net of taxes) which shall be used to repay the principal and interest owing hereunder immediately upon receipt of such proceeds by the undersigned and (iii) ninety (90) days after termination of the undersigned as a service provider of the Company for any reason or no reason, provided such 90-day period shall be increased to 180 days if the Company's securities are publicly traded and the undersigned is restricted from selling such securities under applicable securities laws or an affiliate's agreement. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Restricted Stock Purchase Agreement, dated as of January 25, 2000. This Note is secured in part by a pledge of the Company's common stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                              Signature: _______________________________

                              Name: ____________________________________

                                  EXHIBIT B

                              SECURITY AGREEMENT
                              ------------------

     This Security Agreement is made as of January 25, 2000 between iBEAM Broadcasting Corporation, a Delaware corporation ("Pledgee"), and Frederic Seegal ("Pledgor").

                                   RECITALS

     Pursuant to Pledgor's purchase of shares of Pledgee's common stock ("Common Stock") under the Restricted Stock Purchase Agreement dated January 25, 2000 (the "Purchase Agreement"), between Pledgor and Pledgee, Pledgee has agreed to accept delivery of a promissory note (the "Note"), relating to Pledgor's purchase of 300,300 shares of Pledgee's Common Stock (the "Pledged Shares") at a per share price of $6.66 per share, for a total purchase price of $1,999,998. The Note and the obligations thereunder are as set forth in Exhibit A to the
                                                            ---------
Purchase Agreement.

     NOW, THEREFORE, it is agreed as follows:

     1.  Creation and Description of Security Interest.  In consideration of the
         ---------------------------------------------
transfer of the Shares to Pledgor under the Purchase Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Pledged Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Pledged Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Purchase Agreement, and the Pledgeholder shall not encumber or dispose of such Pledged Shares except in accordance with the provisions of this Security Agreement and the Purchase Agreement.

     2.  Pledgor's Representations and Covenants.  To induce Pledgee to enter
         ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

         (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
              -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

         (b)  Encumbrances.  The Pledged Shares are free of all other
              ------------
encumbrances, defenses and liens, and Pledgor will not further encumber the Pledged Shares without the prior written consent of Pledgee.

         (c)  Margin Regulations.  In the event that Pledgee's Common Stock is
              ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.  Voting Rights.  During the term of this pledge and so long as all
         -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Pledged Shares hereunder.

     4.  Stock Adjustments.  In the event that during the term of the pledge
         -----------------
any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Pledged Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Pledged Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.  Options and Rights.  In the event that, during the term of this pledge,
         ------------------
subscription options or other rights shall be issued in connection with the Pledged Shares, such rights or options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the Pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Pledged Shares.

     6.  Default.  Pledgor shall be deemed to be in default of the Note and of
         -------
this Security Agreement in the event:

         (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

         (b) Pledgor fails to perform any of the covenants set forth in the Purchase Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

         In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.  Release of Collateral.  Subject to any applicable contrary rules under
         ---------------------
Regulation G, there shall be released from this pledge a portion of Pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of Pledged Shares which shall be released shall be that number of full shares which bears the same proportion to the initial number of Pledged Shares hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term.  This pledge of shares shall continue until the payment of all
          ----
indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above and subject to the terms of the Purchase Agreement.

     10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability.  In the absence of willful or gross
          ----------------------
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PLEDGOR
                                       ----------------------------------------
                                       Signature


                                       Frederic Seegal
                                       ----------------------------------------
                                       Print Name


                              Address:
                                       ----------------------------------------

                                       ----------------------------------------



PLEDGEE                                iBEAM BROADCASTING
                                       CORPORATION
                                       a Delaware corporation



                                       ----------------------------------------
                                       Signature


                                       ----------------------------------------
                                       Print Name


                                       ----------------------------------------
                                       Title


PLEDGEHOLDER
                                       ----------------------------------------
                                       Secretary of
                                       iBEAM Broadcasting Corporation

                                  EXHIBIT C

                       ELECTION UNDER SECTION 83(b) OF
                       --------------------------------
                      THE INTERNAL REVENUE CODE OF 1986
                      ---------------------------------

     The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

     1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:         TAXPAYER:        Frederic Seegal
                   SPOUSE:          [__________________]

     ADDRESS:


     IDENTIFICATION NUMBER:              TAXPAYER:  [__________________]
                                         SPOUSE:    [__________________]

     TAXABLE YEAR:  2000

     2. The property with respect to which the election is made is described as follows: 660,000 shares of Common Stock (the "Shares") of iBEAM Broadcasting Corporation (the "Company").

     3.  The date on which the property was transferred is:  January 25, 2000.

     4. The property is subject to the following restrictions: The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses over time based on the continued performance of services by the taxpayer.

     5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $4,395,600.

     6. The amount (if any) paid for such property is: Contribution to the Company of intellectual property valued at $4,395,600.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: _________, 2000              ______________________________________
                                    Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _________, 2000              ______________________________________
                                    Spouse of Taxpayer

                INFORMATION LETTER RE:  SECTION 83(b) ELECTION

     This information is supplied to you in connection with your recent purchase of shares of Common Stock of iBEAM Broadcasting Corporation (the "Company"), at a purchase price equal to the current fair market value of the stock and subject to an Agreement for purchase of shares that gives the Company the right to repurchase the shares under the terms stated in the Agreement in the event that you terminate your continuous status as an employee, consultant or director of the Company prior to the full vesting.

     Section 83 of the Internal Revenue Code taxes as ordinary income the difference between the amount paid for the stock and its fair market value as of the date any restrictions on that stock lapse. In this context, a restriction means the right of the Company to buy back the stock at less than its fair market value, in connection with the termination of your continuous status as an employee, consultant or director of the Company, which right expires as your stock vests pursuant to the Agreement. Thus, if the Shares are worth $12.50 per share at the time the first 50% of the Shares becomes fully vested (no longer subject to repurchase) and if you purchased such Shares for $0.01 per share, then you would be required to report ordinary income in the amount of $12.49 for each such Share in the first year that such Shares are first vested (no longer subject to repurchase). Upon the vesting of the final portion of the Shares and if the fair market value of the Shares at that time is $15.00 per share, then you would be required to report ordinary income in the amount of $14.99 per share for the tax year in which such final portion of the Shares is no longer subject to repurchase.

     To avoid the assessment of ordinary income tax at the time the restrictions end, there is an election that can be filed under Section 83(b). This is an election to include in income in the year the stock is purchased the difference between what is paid for the stock and its then fair market value. Even though in your case the fair market value of the stock may equal the amount paid and therefore there may be no income at this time, the Internal Revenue Service nonetheless requires that the election be filed in order to avoid adverse tax consequences in the future.

     One executed copy of the 83(b) election form must be filed with the
                                                  ----------------------
Internal Revenue Service within 30 days of the purchase of the shares.  One
---------------------------------------------------------------------
executed copy should be placed with the Company's records and one executed copy should be filed along with your federal income tax return for this year.

     For your information, the address of the IRS is as follows:

               Internal Revenue Service
               5045 East Butler Avenue
               Fresno, California 93888

                                  EXHIBIT D

                          STOCK POWER AND ASSIGNMENT
                          --------------------------
                          SEPARATE FROM CERTIFICATE
                          -------------------------

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of January 25, 2000, the undersigned hereby sells, assigns and transfers unto ___________________________________, ______________________
(______) shares of Common Stock of iBEAM Broadcasting Corporation, a Delaware corporation (the "Company"), standing in the undersigned's name on the books of said Company represented by certificate number _______ delivered herewith, and does hereby irrevocably constitute and appoint _________________________ as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said Company.


Spouse of Purchaser                      Purchaser


----------------------------------      ----------------------------------
 (Signature)                             (Signature)


                                         Frederic Seegal
----------------------------------      ----------------------------------
 (Please Print Name)                     (Please Print Name)

This Assignment Separate From Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor iBEAM Broadcasting Corporation dated as of January 25, 2000.

Instruction: Please do not fill in any blanks other than the signature line.

                                  EXHIBIT E

                          JOINT ESCROW INSTRUCTIONS
                          -------------------------

                               January 25, 2000


Secretary
iBEAM Broadcasting Corporation
165 Almanor, Suite 100
Sunnyvale, CA  94086

Dear Mr. Secretary:

     As Escrow Agent for both iBEAM Broadcasting Corporation, a Delaware corporation (the "Company"), and Frederic Seegal ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement"), dated as of January 25, 2000, to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

     1. In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed to (a) date the stock assignments necessary for the transfer in question, (b) fill in the number of shares being transferred, and (c) deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or such other form of consideration mutually agreed to by the parties) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated.

     4. Upon written request of Purchaser after each successive one year period from the date of the Agreement, unless the Repurchase Option has been exercised and subject to the terms of the Security Agreement dated January 25, 2000 (the "Security Agreement") between Purchaser, Company and Escrow Agent, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Ninety days after the date Purchaser ceases to be either an employee, consultant or director of the Company, subject to the terms of the Security Agreement, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Repurchase Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, subject to the terms of the Security Agreement, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the expiration of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or four (4) days following deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.


COMPANY:                          iBEAM Broadcasting Corporation
                                  165 Almanor, Suite 100
                                  Sunnyvale, CA  94086



PURCHASER:



ESCROW AGENT:                     Secretary, iBEAM Broadcasting Corporation
                                  165 Almanor, Suite 100
                                  Sunnyvale, CA  94086


     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.


                                         Very truly yours,

                                         iBEAM BROADCASTING CORPORATION
                                         a Delaware corporation


                                         --------------------------------
                                         Name:
                                         Title:


                                         PURCHASER:


                                         --------------------------------
                                         Name:  Frederic Seegal

ESCROW AGENT:


-----------------------------------------


Secretary, iBEAM Broadcasting Corporation